Q1 2018 Earnings Call April 2018 LATTICE SEMICONDUCTOR Exhibit 99.2

[2] Safe Harbor This presentation contains forward-looking statements that involve estimates, assumptions, risks and uncertainties, including statements relating to our expectation that we will continue to successfully execute on the return-to-growth strategy we outlined at last fall’s investor day; and the statements under the heading “Business Outlook - Second Quarter of 2018.” Factors that may cause actual results to differ materially from the forward-looking statements in this presentation include global economic uncertainty, overall semiconductor market conditions, market acceptance and demand for our new and existing products, the Company's dependencies on its silicon wafer suppliers, the impact of competitive products and pricing, technological and product development risks. In addition, actual results are subject to other risks and uncertainties that relate more broadly to our overall business, including those risks more fully described in Lattice’s filings with the SEC including its annual report on Form 10-K for the fiscal year ended December 31, 2017 and quarterly filings. Certain information in this presentation is identified as having been prepared on a non-GAAP basis. Management uses non- GAAP measures to better assess operating performance and to establish operational goals. Non-GAAP information should not be viewed by investors as a substitute for data prepared in accordance with GAAP. You should not unduly rely on forward-looking statements because actual results could differ materially from those expressed in any forward-looking statements. In addition, any forward-looking statement applies only as of the date on which it is made. The Company does not intend to update or revise any forward-looking statements, whether as a result of events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

[3] Directing how things work together, and keeping them secure CONTROL Linking components and systems together, with or without wires CONNECT Making the “Things” of IoT smart & autonomous, decentralizing decisions with Artificial Intelligence COMPUTE Lattice Focused on the Intelligent Edge

[4] Smallest SIZE Lowest POWER Lattice Value Proposition Compelling & Differentiated Solutions Fastest to MARKET Production PRICED

[5] Lattice Solves “Control” Challenges System complexity is growing steadily along with ever smaller physical dimensions and a continued drive for lower costs and higher security TEMPERATURE CONTROL POWER SEQUENCING SECURITY MOTOR CONTROL

[6] MULTIPLE STANDARDS MULTIPLE SENSORS WIRE-FREE EXPERIENCE Lattice Solves “Edge Connectivity” Challenges Proliferation of disparate sensors and displays drives need for low-power low-cost devices that can translate and bridge between them

[7] Lattice Solves “Edge Computing” Challenges Devices at the edge of the network must quickly and autonomously make decisions, as well as fit into compact spaces and minimize power use IMMEDIATE ACTION ENERGY EFFICIENCY ARTIFICIAL INTELLIGENCE

[8] Q1 2018 Summary GAAP NON-GAAP Q1 2018 Q4 2017 Change Q1 2018 Q4 2017 Change Revenue $98.6M $95.3M $3.3M $98.6M $95.3M $3.3M Gross Margin % 57.3% 53.8% 3.5% 57.6% 54.0% 3.6% OpEx $57.3M $51.9M $5.4M $45.4M $44.1M $1.3M Net (Loss) Income $(6.0)M $(7.2)M $1.2M $6.1M $1.0M $5.1M EPS (diluted) $(0.05) $(0.06) $0.01 $0.05 $0.01 $0.04  Revenue at $98.6 million, 3.5% sequential growth and in-line with expectations  Lattice continues to execute on its growth strategy  Fundamentals of Lattice’s core FPGA business remain positive  Gross Margin improves sequentially to 57.3%  Net Loss of $0.05 on a GAAP basis and Net Income of $0.05 on a Non-GAAP Basis  Board of Directors adds three new, highly qualified, independent directors

[9] 58.2 54.4 58.0 53.8 57.3 40 50 60 1Q17 2Q17 3Q17 4Q17 1Q18 104.6 94.1 92.0 95.3 98.6 $0 $30 $60 $90 $120 1Q17 2Q17 3Q17 4Q17 1Q18 Q1 2018 Financial Highlights Revenue ($M) Gross Margin (%) % Q1 2018 Revenue was $98.6 million  Q1 revenue was up 3.5% sequentially and in-line with expectations.  Key Q1 drivers included core FPGA revenue growth outside the communications market; up again sequentially over the prior Q4.  Lattice continues to drive growth in Control, Connect and Compute applications. Q1 2018 Gross margin was 57.3% on a GAAP basis and 57.6% on a non- GAAP basis.  Meaningful sequential improvement reflects improved customer and product mix, as well as the benefit of prior inventory and cost reduction actions taken by Lattice. Q1 2018 Operating expenses were $57.3 million on a GAAP basis and $45.4 million on a Non-GAAP basis.  Non-GAAP OpEx was about $2 million above expectations primarily due to $2.4 million in non-recurring expenses.  GAAP OpEx includes approximately $5.6 million in Amortization of acquired intangible assets; $1.0 million in Restructuring charges; and $4.6 million in Stock-based compensation – operations. Q1 2018 net loss of $(0.05) per basic and diluted share on a GAAP basis, and net income of $0.05 per basic and diluted share on a non-GAAP basis % %

[10] Q2 2018 Financial Guidance Low Midpoint High Revenue $98M $100M $102M Gross margin % 54% 56% 58% GAAP Operating expenses $50.5M $51.5M $52.5M Non-GAAP Operating expenses $43M $44M $45M “Lattice continues to execute on our growth strategy. The fundamentals of our core FPGA business remain positive as we ramp many of our new design wins into production. This includes our control and connect applications in data center servers, smart speaker products, video displays, and broad market industrial applications. Looking forward, we are encouraged by the promising early adopter successes of our edge computing applications and the launch of our comprehensive artificial intelligence tools in Q2.” Glen Hawk, Interim Chief Executive Officer

[11] 1. Stable Core Business with Control & Edge Connectivity applications 2. Future Growth Initiatives with Edge Computing 3. Improved Financial Results through resumed growth, OpEx control, and debt re-payment Executing as Planned; Driving Growth